EXHIBIT 3.25(a)

CERTIFICATE OF INCORPORATION

OF

TRAMMELL CROW CORPORATE SERVICES, INC.

A STOCK CORPORATION

I, the undersigned, for the purpose of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do hereby certify as follows:

FIRST: The name of the corporation (the “Corporation”) is Trammell Crow Corporate Services, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 32 Loockerman Square, Suite L–100, Dover, Kent County, Delaware 19901. The name of the Corporation’s registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares which the Corporation shall have authority to issue is One Thousand (1,000) shares of Common Stock, par value of $0.01 per share.

FIFTH: Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation.

SIXTH: To the full extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws. presently or hereafter in effect, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any repeal or modification of this Article Sixth shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such repeal or modification.

SEVENTH: Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as an employee or agent of the Corporation or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Corporation to the full extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws as presently or hereafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article. Any repeal or modification of this Article Seventh shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

EIGHTH: In furtherance and not in limitation of the rights, powers, privileges, and discretionary authority granted or conferred by the General Corporation Law of the State of Delaware or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation, without any action on the part of the stockholders, but the stockholders may make additional bylaws and may alter, amend or repeal any bylaw whether adopted by them or otherwise. The Corporation may in its bylaws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

NINTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

TENTH: The name and mailing address of the incorporator are Thomas B. Green, 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201.

ELEVENTH: The name and mailing address of the person who is to serve as director of the Corporation until the first annual meeting of stockholders or until his successors are elected and qualified are as follows:

NAME	MAILING ADDRESS
J. McDonald Williams	3500 Trammell Crow Center
2001 Ross Avenue Dallas, Texas 75201

IN WITNESS WHEREOF, I the undersigned, being the incorporator hereinabove named, do hereby execute this Certificate of Incorporation this 30th day of January, 1991.

/s/ Thomas B. Green
Thomas B. Green

CERTIFICATE OF CHANGE

OF

REGISTERED AGENT AND OFFICE

OF

TRAMMELL CROW CORPORATE SERVICES, INC.

The Board of Directors of Trammell Crow Corporate Services, Inc. A Corporation of Delaware, on this 24th day of September 2002, do hereby resolve and order that the location of the Registered Office of this Corporation within the State of Delaware be, and the same hereby is 30 Old Rudnick Lane, Dover, DE 19901.

The name of the Registered Agent herein and in charge thereof upon whom process against this Corporation may be served is: LexisNexis Document Solutions Inc.

Trammell Crow Corporate Services, Inc. a Corporation of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by an authorized officer of the corporation the 24th day of September, 2002.

By:	/s/ Rebecca M. Savino
Authorized Officer & Title

Rebecca M. Savino, Asst. Sec.
Printed Name & Title

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

OF

TRAMMELL CROW CORPORATE SERVICES, INC.

A Delaware Corporation

It is hereby certified that:

1. The name of the Corporation (hereinafter called the “Corporation”) is Trammell Crow Corporate Services, Inc.

2. The original Certificate of Incorporation of the Corporation filed on January 31, 1991, as well as any subsequent amendments or corrections filed, is hereby amended by striking out article First thereof and by substituting in lieu of said article the following new article First:

“First: The name of the Corporation (the “Corporation” is Trammell Crow Services, Inc.”

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

4. The capital of the Corporation shall not be reduced under or by reason of the amendment of the Certificate of Incorporation herein certified.

/s/ Rebecca M. Savino
Rebecca M. Savino Secretary

Certificate of Amendment to Certificate of Incorporation

of Trammell Crow Corporate Services, Inc. – Page Solo

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

Trammell Crow Automotive Realty Services, Inc.,

Trammell Crow Healthcare Services, Inc.,

Trammell Crow Higher Education Services, Inc.

(each a Delaware corporation)

INTO

TRAMMELL CROW SERVICES, INC.

(a Delaware corporation)

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”), Trammell Crow Services, Inc., a Delaware corporation (the “Corporation”), does hereby certify for the purpose of merging each of the above corporations, each a Delaware corporation (collectively, the “Subsidiary Corporations”), with and into the Corporation:

1. The Corporation owns all of the outstanding shares of the stock of each of the Subsidiary Corporations.

2. The Corporation, by the following resolutions of its Board of Directors (the “Board”), duly adopted by unanimous written consent of the Board dated December 23, 2002, determined to merge each of the Subsidiary Corporations with and into the Corporation:

WHEREAS, the Corporation owns one hundred percent (100%) of the outstanding capital stock of each of the Subsidiary Corporations; and

WHEREAS, the Board deems it advisable and in the best interest of the Corporation and each of the Subsidiary Corporations that each of the Subsidiary Corporations be merged with and into the Corporation, with the Corporation surviving the merger, effective January 1, 2003.

RESOLVED, that the Subsidiary Corporations be merged with and into the Corporation pursuant to Section 253 of the DGCL, and that the Corporation be the surviving corporation in such merger;

RESOLVED, that the proper officers of the Corporation (the “Proper Officers”) are authorized and directed to perform all acts and to execute, verify and file all documents necessary to effect the merger of each of the Subsidiary Corporations into the Corporation pursuant to Section 253 of the DGCL; and

RESOLVED, that the merger has been adopted, approved, certified, executed and acknowledged by the Corporation in accordance with all applicable requirements under the laws of the State of Delaware.

4th Certificate of Ownership and Merger – Each into TrCr Services Inc. (3)

IN WITNESS WHEREOF, the undersigned has executed this Certificate December 23, 2002, to be effective January 1, 2003.

TRAMMELL CROW SERVICES, INC.
(a Delaware corporation)

By:	/s/ Rebecca M. Savino
Name:	Rebecca M. Savino
Title:	Secretary

4th Certificate of Ownership and Merger – Each into TrCr Services Inc. (3)

2

CERTIFICATE OF MERGER

OF

Trammell Crow Retail Services, Inc.,

Trammell Crow Operations, Inc.,

Trammell Crow Development, Inc.

WITH AND INTO

TRAMMELL CROW SERVICES, INC.

(a Delaware corporation)

Pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”), Trammell Crow Services, Inc., a Delaware corporation (the “Corporation”), does hereby certify the following for the purpose of merging each of the above Delaware corporations, with and into the Corporation (the “Merger”):

1. The name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation
Trammell Crow Services, Inc.	Delaware
Trammell Crow Retail Services, Inc.	Delaware
Trammell Crow Operations, Inc.	Delaware
Trammell Crow Development, Inc.	Delaware

2. An Agreement and Plan of Merger among the constituent corporations (the “Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the DGCL.

3. The name of the surviving corporation in the Merger shall be Trammell Crow Services, Inc. and it is to be governed by the laws of the State of Delaware.

4. The certificate of incorporation of the surviving corporation shall continue as the certificate of incorporation of the surviving corporation.

5. The executed Agreement is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201.

6. A copy of the Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7. The Merger shall be effective January 1, 2003.

Certificate of Merger – Each into TrCr Services Inc. (3)

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger December 23, 2002, to be effective as of the 1st day of January, 2003.

TRAMMELL CROW SERVICES, INC. (a Delaware corporation)

By:	/s/ Rebecca M. Savino
Name:	Rebecca M. Savino
Title:	Secretary

Certificate of Merger – Each into TrCr Services Inc. (3)

2

CERTIFICATE OF MERGER

OF

SPYGLASS CORPORATE SUPPORT SERVICES, INC.

(a Delaware corporation)

WITH AND INTO

TRAMMELL CROW SERVICES, INC.

(a Delaware corporation)

Pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”), Trammell Crow Services, Inc., a Delaware corporation (the “Corporation”), does hereby certify the following for the purpose of merging Spyglass Corporate Services, Inc., a Delaware corporation, with and into the Corporation (the “Merger”):

1. The name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation
Trammell Crow Services, Inc.	Delaware
Spyglass Corporate Support Services, Inc.	Delaware

2. An Agreement and Plan of Merger among the constituent corporations (the “Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the DGCL.

3. The name of the surviving corporation in the Merger shall be Trammell Crow Services, Inc. and it is to be governed by the laws of the State of Delaware.

4. The certificate of incorporation of the surviving corporation shall continue as the certificate of incorporation of the surviving corporation.

5. The executed Agreement is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201.

6. A copy of the Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7. The Merger shall be effective January 1, 2004.

Certificate of Merger – Spyglass Corporate Services, Inc. into TrCr Services Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger December 18, 2003, to be effective as of the 1st day of January, 2004.

TRAMMELL CROW SERVICES, INC. (a Delaware corporation)

By:	/s/ Rebecca M. Savino
Name:	Rebecca M. Savino
Title:	Secretary

Certificate of Merger – Spyglass Corporate Services, Inc. into TrCr Services Inc.

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

TOOLEY & COMPANY, INC.

(a California corporation)

WITH AND INTO

TRAMMELL CROW SERVICES, INC.

(a Delaware corporation)

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”) AND Section 1100 of the General Corporation Law of California (the “GCLC”), Trammell Crow Services, Inc., a Delaware corporation (the “Parent Corporation”), does hereby certify for the purpose of merging Tooley & Company, Inc., a California corporation (the “Subsidiary Corporation”), with and into the Corporation:

1. The Corporation owns all of the outstanding shares of the stock of the Subsidiary Corporation.

2. The Parent Corporation, by the following resolutions of its Board of Directors (the “Board”), duly adopted by unanimous written consent of the Board dated December 12, 2003, determined to merge the Subsidiary Corporation with and into the Parent Corporation:

WHEREAS, the Parent Corporation owns one hundred percent (100%) of the outstanding capital stock of the Subsidiary Corporation; and

WHEREAS, the Board deems it advisable and in the best Interest of the Corporation and the Subsidiary Corporation that the Subsidiary Corporation be merged with and into the Corporation, with the Corporation surviving the merger, effective January 1, 2004.

RESOLVED, that the Subsidiary Corporation be merged with and into the Parent Corporation pursuant to Section 253 of the DGCL and Section 1100 of the GCLC, and that the Parent Corporation be the surviving corporation in such merger;

RESOLVED, that the form, terms and conditions of that certain Agreement and Plan of Merger (in the form submitted to and reviewed by the Board, the “Merger Agreement”), providing, among other things, for the merger of the Subsidiary Corporation with and into the Parent Corporation, be and hereby is approved in all respects;

RESOLVED, that the proper officers of the Parent Corporation are authorized and directed to perform all acts and to execute, verify and file all documents necessary to effect the merger of the Subsidiary Corporation into the Parent Corporation pursuant to Section 253 of the DGCL and Section 1100 of the GCLC; and

RESOLVED, that the merger has been adopted, approved, certified, executed and acknowledged by the Parent Corporation in accordance with all applicable requirements under the laws of the State of Delaware and the State of California.

Certificate of Ownership and Merger – Tooley & Company, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on December 18, 2003, to be effective January 1, 2004.

TRAMMELL CROW SERVICES, INC., a Delaware corporation

By:	/s/ Rebecca M. Savino
Name:	Rebecca M. Savino
Title:	Secretary

Certificate of Ownership and Merger – Tooley & Company, Inc.

2

CERTIFICATE OF MERGER

OF

TC INDIANAPOLIS, INC.

(a Delaware corporation)

WITH AND INTO

TRAMMELL CROW SERVICES, INC.

(a Delaware corporation)

Pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”), Trammell Crow Services, Inc., a Delaware corporation (the “Corporation”), does hereby certify the following for the purpose of merging TC Indianapolis, Inc., a Delaware corporation, with and into the Corporation (the “Merger”):

1. The name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation
Trammell Crow Services, Inc.	Delaware
TC Indianapolis, Inc.	Delaware

2. An Agreement and Plan of Merger among the constituent corporations (the “Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the DGCL.

3. The name of the surviving corporation in the Merger shall be Trammell Crow Services, Inc. and it is to be governed by the laws of the State of Delaware.

4. The certificate of incorporation of the surviving corporation shall continue as the certificate of incorporation of the surviving corporation.

5. The executed Agreement is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201.

6. A copy of the Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7. The Merger shall be effective January 1, 2004.

Certificate of Merger – TC Indianapolis, Inc. into TrCr Services Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger December 30, 2003, to be effective as of the 1st day of January, 2004.

TRAMMELL CROW SERVICES, INC. (a Delaware corporation)

By:	/s/ Rebecca M. Savino
Name:	Rebecca M. Savino
Title:	Secretary

Certificate of Merger – TC Indianapolis, Inc. into TrCr Services Inc.

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is TRAMMELL CROW SERVICES, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on June 7, 2004.

/s/ Rebecca M. Savino
Rebecca M. Savino, Assistant Secretary

DE BC D-:COA CERTIFICATE OF CHANGE 09/00 (#163)

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

TRAMMELL CROW SERVICES, INC.

Trammell Crow Services, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Trammell Crow Services, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 31, 1991 (the “Certificate of Incorporation”).

2. Effective on the date hereof, the Certificate of Incorporation is hereby amended by striking out article First thereof and by substituting in lieu of said article the following new article First:

“FIRST: The name of the corporation (the “Corporation”) is CBRE Real Estate Services, Inc.”

3. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

4. The foregoing amendment set forth in this Certificate of Amendment of the Certificate of Incorporation were duly adopted in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Corporation, has executed this Certificate of Amendment of the Certificate of Incorporation this 20th day of December, 2006.

By:	/s/ Laurence H. Midler
Name:	Laurence H. Midler
Title:	Executive Vice President, General Counsel and Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CBRE REAL ESTATE SERVICES, INC.

CBRE Real Estate Services, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is CBRE Real Estate Services, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 31, 1991 (the “Certificate of Incorporation”).

2. Effective on the date hereof, the Certificate of Incorporation is hereby amended by striking out article First thereof and by substituting in lieu of said article the following new article First:

“FIRST: The name of the corporation (the “Corporation”) is Trammell Crow Services, Inc.”

3. The Certificate of Amendment shall be effective with the Secretary of State of Delaware on July 1, 2007.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5. The foregoing amendment set forth in this Certificate of Amendment of the Certificate of Incorporation were duly adopted in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Corporation, has executed this Certificate of Amendment of the Certificate of Incorporation this 29th day of June, 2007.

By:	/s/ Laurence H. Midler
Name:	Laurence H. Midler
Title:	Executive Vice President